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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): May 1, 2003

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                   000-22915                 76-0415919
(State or other jurisdiction of      (Commission             (I.R.S. Employer
         incorporation)              File Number)           Identification No.)


            14701 ST. MARY'S LANE
                  SUITE 800
                HOUSTON, TEXAS                                     77079
   (Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (281) 496-1352




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ITEM 5.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              The following exhibit is furnished pursuant to Item 12:

              99.1 Press Release, dated May 1, 2003, Announcing First Quarter 2003 Financial Results

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Our press release dated May 1, 2003, announcing first quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contained certain measures which may be deemed to be "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Act of 1934, as amended. We discuss EBITDA for the first quarters of 2002 and 2003. The most comparable GAAP financial measure, Net Income, and information reconciling the GAAP and non-GAAP financial measures were also included in the press release.

         We also discuss estimated EBITDA for 2003. In the press release, we note that we are on a pace to exceed $30 million of EBITDA and $2.00 per basic share during 2003. Using first quarter EBITDA of $7.5 million and $.53 per basic share and multiplying such amounts by four (for the entire year 2003), we would meet or exceed the amounts discussed in the press release.

         None of the information furnished in Item 9 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.

         Statements in this Current Report on Form 8-K, including the estimates of Net Income, EBITDA and other statements that are not


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historical facts are forward looking statements that are based on current estimates. Although the Company believes that its estimates are based on reasonable assumptions, it can give no assurance that these estimates will prove correct. Important factors that could cause actual results to differ materially from those in the forward looking statements include the results and dependence on exploratory drilling activities, operating risks, oil and gas price levels, land issues, availability of equipment, weather and other risks described in the Company's Form 10-K for the year ended December 31, 2002 and its other filings with the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARRIZO OIL & GAS, INC.




                                             By:      /s/ Frank A. Wojtek
                                                  -----------------------------
                                             Name:    Frank A. Wojtek
                                             Title:   Vice President and Chief
                                                      Financial Officer



Date:  May 8, 2003


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                                 EXHIBIT INDEX


99.1 Press Release, dated May 1, 2003, Announcing First Quarter 2003 Financial Results

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